SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 30, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 333-91561              41-1955181
  (State or other jurisdiction       (Commission          (I.R.S. employer
       of incorporation)            file number)         identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota    55437
               (Address of principal executive offices)               (Zip code)

                                 (612) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV1,
                      GMACM Home Loan-Backed Term Notes, GMACM Series 2000-HLTV1 Servicing Certificate for Payment Date 8/18/00.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                       By: /s/ Patricia C. Taylor
                     Name: Patricia C. Taylor
                    Title: Vice President



Date: August 18, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV1,
                      GMACM Home Loan-Backed Term Notes, GMACM Series 2000-HLTV1 Servicing Certificate for Payment Date 8/18/00.

    Home Equity Loan-Backed Term Notes, GMACM Series 2000-HLTV1
    Payment Date      08/18/2000


Servicing Certificate

Beginning Principal Balance                                       154,476,535.99
Ending Principal Balance                                          153,580,584.87
Principal Collections                                                 895,951.12
Interest Collections                                                1,768,675.36

Active Loan Count                                                          3,302

Principal Balance of Current Month Prefunding                               0.00

Substitution Adjustment Amount                                              0.00

Policy Draw Amount                                                          0.00


Total Limited Reimbursement Amount                                     32,643.70

Current month distribution to Credit Enhancer                          43,943.44

Net Loan Rate                                                             13.85%

Note Rate - Class A-1 Notes                                              6.8275%
Note Rate - Class A-2 Notes                                              7.8400%
Note Rate - Class A-3 Notes                                              8.1700%
Note Rate - Class A-4 Notes                                              8.2700%



                                                          Beginning Note    Ending Note Balance         Principal      Interest
                                                           Balance                                  Distribution
                                    Class A-1 Notes         60,233,214.05         58,603,499.01         1,629,715.04   354,125.29
                                    Class A-2 Notes         18,887,000.00         18,887,000.00                    -   127,508.24
                                    Class A-3 Notes         29,790,000.00         29,790,000.00                    -   209,580.93
                                    Class A-4 Notes         41,753,000.00         41,753,000.00                    -   297,339.35
                                                                                 --------------                 ----   ----------
                                        Total Notes        150,663,214.05        149,033,499.01         1,629,715.04   988,553.81

Certificates                                                         0.00

Prefunding Account                                      Total Amount
                                                    ----------------------
Beginning Balance                                                    0.00
Interest Earned on Prefunding Account                                0.00
Prior month Interest earned transferred to                           0.00
overcollateralization
Collection Period Subsequent Transfer                                0.00
Prefunding Account balance distributed to                            0.00
Noteholders
                                                    ----------------------
     Total Ending Prefunding Account Balance  as of                  0.00
                                       Payment Date


Capitalized Interest Account Balance
Beginning Balance                                                    0.00
Withdraw relating to prior month Collection Period                   0.00
Interest Earned                                                      0.00
Interest Earned sent to Note Payment account                         0.00
Total Ending Capitalized Interest Account Balance                    0.00
to Noteholders
                                                    ----------------------
  Total Ending Capitalized Interest Account Balance                  0.00
                                                    ======================

Beginning Overcollateralization Amount                       3,813,321.94
Overcollateralization Amount Increase (Decrease)               733,763.92
                                                    ----------------------
Ending Overcollateralization Amount                          4,547,085.86
Outstanding Overcollaterization Amount
                                                             1,333,035.54
                                                    ----------------------
Required Overcollateralization Amount                        5,880,121.40


                                                                                   Number                Percent
                                                                  Balance         of Loans              of Balance

Delinquent Loans (30 Days)                                     529,271.00            11                   0.34%
Delinquent Loans (60 Days)                                     319,544.38            6                    0.21%
Delinquent Loans (90+ Days) (1)                                 84,862.62            1                    0.06%
Foreclosed Loans                                                     0.00            0                    0.00%
REO                                                                  0.00            0                    0.00%


(1) 90+ Figures Include Foreclosures and REO
                                                                                                         Percent
                                                     Liquidation To-Date                                of Balance
Beginning Loss Amount                                                0.00
Current Month Loss Amount                                            0.00                                 0.00%
Ending Loss Amount                                                   0.00

